EXECUTION VERSION
                                                                    CONFIDENTIAL


                            INVESTOR RIGHTS AGREEMENT

         This Investor Rights Agreement (this "Agreement"), dated as of February 2, 2000, by and among DME Interactive Holdings, Inc. (the "Company"), America Online, Inc. (the "Investor") and Darien Dash ("Dash"). Capitalized terms defined in the Subscription Agreement and used herein without definition have the same meanings herein as in the Subscription Agreement.

         In consideration of the agreements of the Investor contained in the Subscription Agreement, the Company hereby grants to the Investor the rights set forth herein:

1.       DEFINITIONS.  For purposes of this Agreement:

               (a) "Affiliate" has the meaning specified in Commission Rule 144(a)(i).

               (b) "Commission" means the Securities and Exchange Commission or any successor.

               (c) "Customized Service" has the meaning given such term in
Section 1.1 of the Strategic Agreement.

               (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

               (e) "Fair Market Value" means the closing price per share of the Common Stock as set forth on NASDAQ, or if NASDAQ is not the principal trading market for such security, the closing price for such security on the principal securities exchange or trading market where such security is listed or traded, or if the foregoing do not apply, the closing price of such security in the over-the-counter market on the electronic bulletin board for such security.

               (f) "Investors" means (i) the Investor, (ii) any Affiliate of the Investor or its successor and (iii) any person or entity to whom the Investor or any person or entity identified in clause (ii) of this Section 1(g) is permitted to sell, transfer or assign any of its Registrable Securities, other than in a sale pursuant to Rule 144 under the Securities Act or a registration effected pursuant to this Agreement.

               (g) "Register," "registered," and "registration" refer to a registration effected by preparing and filing with the Commission a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

               (h) "Registration Expenses" means all expenses in connection with the Company's performance of or compliance with its obligations under this Agreement, including, without limitation, all (i) registration, qualification and filing fees; (ii) fees, costs and expenses of compliance with securities or blue sky laws; (iii) printing expenses; (iv) messenger, telephone and delivery expenses incurred by the Company; (v) fees, expenses and disbursements of counsel for the Company and of all independent certified public accountants retained by the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance); (vi) Securities Act liability insurance if the Company so desires; (vii) fees, expenses and disbursements of any other individuals or entities retained by the Company in connection with the registration of the Registrable Securities; (viii) fees, costs and expenses incurred in connection with the listing of the Registrable Securities on each national securities exchange or automated quotation system on which the Company has made application for the listing of its Common Stock; and
(ix) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties and expenses of any annual audit). Registration Expenses shall not include selling commissions, discounts or other compensation paid to underwriters or other agents or brokers to effect the sale of Registrable Securities, or counsel fees and any other expenses incurred by Investors in connection with any registration that are not specified in the immediately preceding sentence.

               (i) "Registrable Securities" means (i) the Subscribed Shares issued pursuant to the Subscription Agreement, (ii) the shares of the Company's Common Stock issued pursuant to the Warrant (the "Warrant Stock") or (iii) shares of Common Stock or other securities of the Company issued as a dividend or other distribution on or in exchange for any of the Subscribed Shares or Warrant Stock specified in clause (i) and clause (ii).

               (j) "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

               (k) "Strategic Agreement" means the Strategic Agreement between the Company, Places of Color, Inc., CompuServe Interactive Services, Inc. and the Investor, dated February 2, 2000.

               (l) "Subscribed Shares" has the meaning given such term in
Section 2.01 of the Subscription Agreement.

               (m) "Subscriber" has the meaning given such term in Exhibit A of the Strategic Agreement.

               (n) "Subscription Agreement" means the Subscription Agreement between the Company and the Investor, dated February 2, 2000.

               (o) "Warrant" means that Warrant issued by the Company to AOL as of the date hereof.

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


2.       COMPANY REGISTRATION.

               (a) NOTICE OF REGISTRATION. If at any time or from time to time, the Company shall determine to register any of its Common Stock, whether or not for its own account, other than a registration relating to employee benefit plans or a registration effected on Form S-4 (or its successor) ("Company Registration"), the Company shall:

                    (i) provide to each Investor written notice thereof at least twenty (20) days prior to the filing of the registration statement by the Company in connection with such registration; and

                    (ii) include in such registration, and in any underwriting involved therein, all those Registrable Securities specified in a written request by each Investor received by the Company within ten (10) days after the Company mails the written notice referred to above, subject to the provisions of
Section 2(b) below.

               (b) UNDERWRITING. The right of any Investor to registration pursuant to this Section 2 shall be conditioned upon the participation by such Investor in the underwriting arrangements specified by the Company in connection with such registration and the inclusion of the Registrable Securities of such Investor in such underwriting to the extent provided herein. All Investors proposing to distribute their Registrable Securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company and take all other actions, and deliver such opinions and certifications, as may be reasonably requested by such managing underwriter. Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in such registration. The Company shall so advise all Investors distributing Registrable Securities through such underwriting, and there shall be excluded from such registration and underwriting, to the extent necessary to satisfy such limitation, shares held by the Investors. As among the Investors as a group, the number of Registrable Securities that may be included in the registration and underwriting shall be allocated in proportion, as nearly as practicable, to the respective amounts of Registrable Securities required to be included (determined without regard to any requirement of a request to be included in such registration) in such registration held by all Investors at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Investor to the nearest one hundred (100) shares.

               (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2 prior to the effectiveness of such registration whether or not any Investor has elected to include Registrable Securities in such registration.

         3. EXPENSE OF REGISTRATION. All Registration Expenses incurred in connection with the registration and other obligations of the Company pursuant to Sections 2 and 4 shall be borne by Company.


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


         4. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to effect the registration of Registrable Securities, the Company shall:

               (a) as promptly as practicable prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its reasonable diligent efforts to cause such registration statement to become effective as promptly as practicable and remain effective thereafter as provided herein;

               (b) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement, including such amendments (including post-effective amendments) and supplements as may be necessary to reflect the intended method of disposition by the prospective seller or sellers of such Registrable Securities;

               (c) continue the effectiveness of such registration for a period of 180 days from the effective date of such registration statement, or, if earlier, until the completion of the sale of Registrable Securities included in said registration statement;

               (d) subject to receiving reasonable assurances of confidentiality, for a reasonable period after the filing of such registration statement, and throughout each period during which the Company is required to keep a registration effective, make available for inspection by the selling holders of Registrable Securities being offered, and any underwriters, and their respective counsel, such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries as shall be reasonably necessary, in the judgment of such counsel, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act;

               (e) promptly notify the selling holders of Registrable Securities and any underwriters and confirm such advice in writing, (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any comments by the Commission, by the National Association of Securities Dealers Inc. ("NASD"), and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by any such entity for amendments or supplements to such registration statement or prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (vi) at any time when a prospectus is required to be delivered under the Securities Act,



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

that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

               (f) furnish to each selling holder of Registrable Securities being offered, and any underwriters, prospectuses or amendments or supplements thereto, in such quantities as they may reasonably request and as soon as practicable, that update previous prospectuses or amendments or supplements thereto;

               (g) use reasonable diligent efforts to (i) register or qualify the Registrable Securities to be included in a registration statement hereunder under such other securities laws or blue sky laws of such jurisdictions within the United States of America as any selling holder of such Registrable Securities or any underwriter of the securities being sold shall reasonably request, (ii) keep such registrations or qualifications in effect for so long as the registration statement remains in effect and (iii) take any and all such actions as may be reasonably necessary or advisable to enable such holder or underwriter to consummate the disposition in such jurisdictions of such Registrable Securities owned by such holder; provided however, that the Company shall not be required for any such purpose to (x) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 4(g),
(y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

               (h) cause all such Registrable Securities to be listed or accepted for quotation on each securities exchange or automated quotation system on which the Company's Common Stock then trades; and

               (i) otherwise use reasonable diligent efforts to comply with all applicable provisions of the Securities Act, and rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         5. INDEMNIFICATION. In the event any of the Registrable Securities are included in a registration statement under this Agreement:

               (a) the Company will indemnify each Investor who participates in such registration, each of its officers, directors, partners and agents, and each person controlling such Investor within the meaning of Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any



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

litigation, commenced or threatened, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (ii) any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Investor, each of its officers, directors, partners and agents and each person controlling such Investor, each such underwriter and each person who controls any such underwriter, for reasonable legal fees actually incurred and other expenses incurred by them in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Investor or underwriter.

               (b) Each Investor will, if Registrable Securities held by such Investor are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its officers, directors, partners and agents, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Investor, each of its officers, directors, partners and agents and each person controlling such Investor within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company, such Investors, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Investor.

               (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought provided that failure to give such prompt notice shall not relieve the Indemnifying Party of its obligations hereunder unless it is materially prejudiced thereby, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). Such Indemnified Party shall have the right to employ separate


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

counsel in any such action and to participate in the defense thereof, but the reasonable and actual fees and expenses of such counsel shall be that of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing of an election to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party then shall have the right to employ separate counsel at its own expense and to participate in the defense thereof, and shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be designated in writing by a majority of the Indemnified Parties who are eligible to select such counsel). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party may consent to entry of any judgment or enter into any settlement without the prior written consent of the Indemnifying Party.

               (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party with respect to such loss, liability, claim, damage or expenses in the proportion that is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         6. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, for as long as Registrable Securities are held by any Investor, the Company shall use best efforts to:


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


               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

               (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

               (c) Furnish to any Investor promptly upon request a written statement as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell Registrable Securities without registration.

         7. TERMINATION OF REGISTRATION RIGHTS. No Investor shall be entitled to exercise any right provided for in this Agreement after the earlier of five (5) years from the date hereof and such time as all Registrable Securities held by such Investor may be sold under Rule 144 (or any successor rule) under the Securities Act within a single three-month period.

         8. INFORMATION TO BE PROVIDED BY THE INVESTORS. Each Investor whose Registrable Securities are included in any registration pursuant to this Agreement shall furnish the Company such information regarding such Investor and the distribution proposed by such Investor as may be reasonably requested in writing by the Company and as shall be required in connection with such registration or the registration or qualification of such securities under any applicable state securities law.

         9. CO-SALE RIGHTS

               (a) NOTICE. In the event that, during the initial eighteen (18) month term of the Strategic Agreement, Dash desires to accept a bona fide offer from a financially capable acquiror for the sale, transfer or other disposition of any or all of the shares of capital stock of the Company owned of record or beneficially by Dash or any securities ultimately convertible into or exercisable for any such shares of capital stock (collectively, the "Sale Shares"), Dash shall promptly deliver to the Investors a written notice of such intended disposition (a "Sale Notice") setting forth the terms and conditions thereof, including the number and type of securities to be disposed of, any conditions to such disposition, the proposed timing of such disposition, the consideration to be paid for such securities and the identity of the proposed acquiror. Except as otherwise provided herein, Dash may not sell, transfer or otherwise dispose of any shares of capital stock of the Company or any securities ultimately convertible into or exercisable for such shares of capital stock unless it delivers to the Investors a Disposition Notice and complies with the provisions of this Section 9.


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


               (b) GRANT OF CO-SALE RIGHTS. Each Investor shall have the right, exercisable upon written notice to Dash within fifteen (15) Business Days after receipt of a Sale Notice, to participate in such sale of the Sale Shares on the same terms and conditions as those set forth in the Sale Notice. To the extent any Investor exercises such right of participation (a "Participating Investor"), Dash shall use his best efforts to cause the proposed acquiror to agree to purchase all of the Sale Shares specified in the Sales Notice plus the number of shares of Common Stock that each Participating Investor desires to sell in such transaction. In the event that such proposed acquiror is unwilling to acquire all such shares of Common Stock, the following provisions shall apply:

                    (i) Each Investor and Dash shall be deemed to own the number of shares of Common Stock that it actually owns plus the number of shares of Common Stock that are issuable upon conversion of any convertible securities of the Company or upon the exercise of any warrants, options or similar rights then owned by it at an exercise price less than the purchase price specified in the Sale Notice.

                    (ii) Each Participating Investor may sell all or any part of a number of Sale Shares equal to the product obtained by multiplying (i) the aggregate number of shares of Common Stock the acquiror is willing to purchase by (ii) a fraction, the numerator of which is the number of shares of Common Stock of the Company deemed to be owned by such Participating Investor and the denominator of which is the total number of outstanding shares of Common Stock of the Company deemed to be owned by Dash and the Investors.

Each Participating Investor may effect its participation in the sale by delivering to the Dash for transfer to the acquiror one or more certificates, properly endorsed for transfer, which represent the number of shares that it is entitled to sell pursuant to this Section 9.

               (c) PAYMENT OF PROCEEDS. The stock certificates that the Participating Investors deliver to Dash pursuant to Section 9(b)(ii) shall be transferred by Dash to the acquiror in consummation of the sale of the Sale Shares pursuant to the terms and conditions specified in the Sale Notice, conditioned upon Dash's receipt of the sales proceeds, and Dash shall promptly thereafter remit to each Participating Investor that portion of the sale proceeds to which such Participating Investor is entitled by reason of its participation in such sale.

               (d) NON-EXERCISE. The exercise or non-exercise of the rights of the Participating Investors hereunder to participate in one or more sales of Sale Shares made by Dash shall not adversely affect its right to participate in subsequent sales by Dash. In the event none of the Investors elects to exercise its co-sale rights hereunder with respect to a disposition, Dash may consummate such disposition in accordance with the terms specified in the Sale Notice but only within 90 days after the expiration of the Investors' co-sale rights.


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               (e) EXCEPTIONS. Notwithstanding the foregoing, the co-sale rights of the Investors set forth in this Section 9 shall not apply to any transfer by Dash to his spouse or descendants or to any trust for the benefit of any of such persons; provided that the transferee shall furnish the Investors and the Company with a written agreement to be bound by and comply with all provisions of this Agreement. Such transferred stock shall remain subject to the provisions of this Agreement, and such transferee shall execute a counterpart of this Agreement and be treated as if it were "Dash" for the purposes of this Agreement. In addition to the foregoing, Dash shall be permitted to transfer for cash, shares of Common Stock of the Company then held by Dash up to an aggregate amount received for such transfer of (i) $50,000 during each successive three
(3) month period beginning on the date hereof, (ii) $250,000 during each successive three (3) month period beginning on the date the Customized Service obtains 50,000 Subscribers, or (iii) $500,000 during each successive three (3) month period beginning on the date the Customized Service obtains 100,000 Subscribers.

         10. MISCELLANEOUS.

               (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to depart from the provisions hereof may not be given unless the Company and Dash have obtained the written consent of holders of a majority of the Registrable Securities then subject to this Agreement. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter which relates exclusively to the rights of Investors whose Registrable Securities are being sold pursuant to a registration statement and which does not directly or indirectly affect the rights of other Investors may be given by the holders of a majority of the Registrable Securities being sold by such holders.

               (b) NOTICES. All communications provided for hereunder shall be sent by registered or certified mail, reputable overnight delivery service or facsimile transmission. Communications to the Investor shall be sent to the Investor at its address set forth in the Subscription Agreement and communications sent to any Investor other than the Investor shall be sent to such Investor at its address in the security register or other records of the Company. Communications to the Company and to Dash shall be sent to the Company as provided in the Subscription Agreement.

               (c) DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

               (d) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

               (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.


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


               (f) NON-WAIVER; CUMULATIVE REMEDIES. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Investor or the Company shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of the Investor, Dash or the Company. No single or partial waiver by the Investor, Dash or the Company of any provision of this Agreement or of any breach or default hereunder or of any right or remedy shall operate as a waiver of any other provision, breach, default right or remedy or of the same provision, breach, default right or remedy on a future occasion. The rights and remedies provided in this Agreement are cumulative and are in addition to all rights and remedies which the Investor, Dash or the Company may have in law or in equity or by statute or otherwise.

               (g) WAIVER OF JURY TRIAL. Each of the parties hereto irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement or the transactions contemplated hereby and for any counterclaim therein.

               (h) SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


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




                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories hereunto duly authorized as of the date first above written.

                                         DME INTERACTIVE HOLDINGS, INC.


                                         By   /s/ DARIEN DASH
                                              ------------------------------
                                              Name:  Darien Dash
                                              Title: Chief Executive Officer



                                         AMERICA ONLINE, INC.


                                         By   /s/ DAVID COLBURN
                                              ------------------------------
                                              Name:  David Colburn
                                              Title: President-Business Affairs

                                         /s/ DARIEN DASH
                                         ----------------------------------
                                         Darien Dash





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